                                                                   EXHIBIT 10.10

                                                                       EXECUTION
                                                                            COPY

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

            INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, the "IP Security Agreement"), dated as of April 27, 2005 is made by the grantor listed on the signature page hereof (the "Grantor") in favor of Citibank, N. A. as collateral agent (the "Collateral Agent") for the Lenders (as defined below), the Board (as defined below) and the Supplemental Guarantor (as defined in the Loan Agreement referred to below) (the Lenders, the Board and Supplemental Guarantor are hereinafter collectively referred to as the "Secured Parties"). Terms defined in the Security Agreement (as defined below) and not otherwise defined herein have the meaning as set forth in the Security Agreement.

            WHEREAS, World Airways, Inc. (the "Borrower"), Govco Incorporated, as Primary Tranche A Lender, Citibank, N.A. as Alternate Tranche A Lender, Citicorp USA, Inc. as Tranche B Lender (together with Govco Incorporated, the "Lenders"), Citicorp North America, Inc., as Govco Administrative Agent, Phoenix American Financial Services, Inc., as Loan Administrator, Citibank, N.A. as the Collateral Agent and Agent, and Air Transportation Stabilization Board (the "Board") executed and delivered that certain Loan Agreement dated December 30, 2003, as amended by that certain Amendment No. 1 and Waiver to Loan Agreement of even date herewith by and among the Borrower, Parent, the Grantor, World LLC, the Lenders, Citicorp North America, Inc., as Govco Administrative Agent, Phoenix American Financial Services, Inc., as Loan Administrator, Citibank, N.A. as the Collateral Agent and Agent, and the Board (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Loan Agreement") pursuant to which the Lenders made a loan (the "Loan") to the Borrower in the amount of $30,000,000; and

            WHEREAS, in connection with the Loan Agreement, the Grantor has entered into a Amended and Restated Security Agreement dated of even date herewith (the "Security Agreement"), pursuant to which, among other things, the Grantor has granted to the Collateral Agent, for the ratable security and benefit of the Secured Parties, a security interest in the property described therein, including certain intellectual property of the Grantor, and has agreed as a condition thereof, to execute this IP Security Agreement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

            Section 1. Grant of Security. The Grantor hereby grants to the Collateral Agent, for itself and for the ratable security and benefit of the Secured Parties, a security interest in all of the Grantor's right, title and interest in and to the following (the "Collateral"):

            (a) the patents and patent applications set forth in Schedule A hereto;

            (b) the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to- use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby;

            (c) the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto;

            (d) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions;

            (e) all rights corresponding to the foregoing throughout the world, and all other rights of any kind whatsoever of the Grantor accruing thereunder or pertaining thereto;

            (f) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

            (g) any and all Proceeds of any and all of the foregoing Collateral or arising from any of the foregoing.

            Anything herein to the contrary notwithstanding, in no event shall the security interest granted under this Section 1 attach to any (i) Excluded Assets or (ii) lease, license, contract, property rights or agreement to which the Grantor is a party or any of the rights or interests of the Grantor thereunder if and for so long as the grant of such security interest shall constitute or result in (x) the abandonment, invalidation, or unenforceability of any material right, title or interest of the Grantor therein or (y) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy
Code) or principles of equity); provided, however, that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and, to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (x) or (y) above.

            Section 2. Security for Secured Obligations. The grant of a security interest in the Collateral by the Grantor under this IP Security Agreement secures the payment and performance of all Obligations including, without limitation, payment of the principal of, interest on, and all other amounts due with respect to, the Loan, and the performance and observance by the Grantor of all of the agreements, covenants and provisions contained in the Security Agreement, in the Loan Agreement and in the other Loan Documents, and the payment of any and all amounts from time to time owing under the Security Agreement, the Loan Agreement and the other Loan Documents.

            Section 3. Recordation. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this IP Security Agreement.

            Section 4. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            Section 5. Grants Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Loan Agreement and the Security Agreement. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Loan Agreement and the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

            Section 6. Governing Law. This IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

               [Remainder of this page intentionally left blank.]

            IN WITNESS WHEREOF, the Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                       NORTH AMERICAN AIRLINES, INC., as
                                       Grantor

                                       By: /s/
                                           ---------------------------------
                                           Name:
                                           Title:

                                       CITIBANK, N.A., as Collateral Agent
                                       under the Loan Agreement

                                       By: /s/
                                           ---------------------------------
                                           Name:
                                           Title:

                                   SCHEDULE A

                                    PATENTS

                                      None.

                                   SCHEDULE B

                                   TRADEMARKS

CASE                                                     APPLICATION               REGISTRATION  REGISTRATION
NUMBER          COUNTRY          TRADEMARK    STATUS         No.      FILING DATE     NUMBER         DATE
----------  ------------------  -----------  ---------  ------------  -----------  ------------  ------------
85440-0014       Costa Rica         NAA      Published   4879-2004    05-Jul-2004

85440-0017       Costa Rica        North      Pending                 03-Aug-2004
                                  American
                                  Airlines

85440-0019       Costa Rica        North      Pending                 03-Aug-2004
                                  American
                                  & Design

85440-0018  Dominican Republic     North     Registere   2004-57419   16-Jul-2004     143673     15-Sep-2004
                                  American       d
                                  Airlines

85440-0026  Dominican Republic     North     Registere   2004-59513   22-Jul-2004     143882     30-Sep-2004
                                  American       d
                                  Airlines
                                  & Design
                                   (Flag)

85440-0013         Guyana            NAA      Pending                 07-Oct-2004

85440-0015         Guyana          North      Pending                 07-Oct-2004
                                  American
                                  Airlines

85440-0021         Guyana          North      Pending                 07-Oct-2004
                                  American
                                  Airlines
                                  & Design

85440-0025         Guyana          North      Pending                 07-Oct-2004
                                  American
                                  Airlines
                                  &Design
                                   (Flag)

85440-0011         Mexico            NAA     Registere    0668070     22-Jul-2004     856013     25-Oct-2004
                                                 d

85440-0016         Mexico          North      Pending     0668072     22-Jul-2004
                                  American
                                  Airlines

85440-0020         Mexico         North       Pending     0668068     22-Jul-2004
                                  American
                                  Airlines&
                                  Design

85440-0023         Mexico          North      Pending     0668066     22-Jul-2004
                                  American
                                  Airlines&
                                   Design
                                   (Flag)

85440-0002      United States      North      Pending    76/549,665   03-Oct-2003
                                  American
                                  Airlines

85440-0003      United States      North      Pending    76/549,666   03-Oct-2003
                                  American
                                  Airlines&
                                   Design
                                   (Wings)

85440-0004      United States      North      Pending    76/549,667   03-Oct-2003
                                  American
                                  Airlines
                                 & Design
                                   (Flag)

85440-0010      United States        NAA      Pending    78/440,203   23-Jun-2004

85440-0027      United States     America's   Pending    78/539,971   30-Dec-2004
                                  Greatest
                                  Little
                                  Airline

                                   SCHEDULE C

                                   COPYRIGHTS

                                     None.